Annual Meeting of Shareholders April 26, 2024 1

NWE’s President & CEO – Brian Bird 2 Brian Bird • Current position since January 2023. • President & Chief Operating Officer 2021-2022 • Vice President & Chief Financial Officer 2003-2021 • Board member since January 2023. • 25-plus years energy and utility industry experience. • Serves on Board of Directors for the following organizations: Energy Insurance Mutual, Feeding South Dakota, Sioux Empire United Way (2021 Campaign Chair), North Central Electric Association (Past President), University of Idaho Utility Executive Course (former board member). • Former CFO and Principal of Insight Energy, VP and Treasurer of NGR Energy, and held financial positions with the following companies: Land O’ Lakes, Northwest Airlines, Minnesota Viking Ventures, and Deluxe Corporation. • Earned an MBA in Finance from the University of Minnesota and double major undergraduate degrees in Accounting and Finance from the University of Wisconsin – Eau Claire. Holds a Certified Public Accounting certificate.

Thank You and Farewell to Dana 3 “In February, Dana Dykhouse announced he would not be seeking re-election to our Board at the end of his annual term, effective today. Dana has served on our Board for the last 15 years; most recently as our independent Board Chair and as the chair of the Human Resources Committee for many years prior to that. His leadership has greatly contributed to the success of this Company, and in turn, for its shareholders, customers, and employees. His insight, knowledge, and guidance will be missed. We are grateful to have had his service over these past years. Dana, we cannot thank you enough.” Brian Bird, CEO

Experienced & Engaged Board of Directors



Dana Dykhouse
- Chairman
- Independent
- Joined January 2009



Brian Bird
- President & Chief Executive Officer
- Non-independent
- Joined January 2023



Anthony Clark
- Nominating & Governance, HR
- Independent
- Joined December 2016



Sherina Edwards
- Nominating & Governance, HR
- Independent
- Joined April 2023



Jan Horsfall
- SETO (chair), Audit
- Independent
- Joined April 2015



Britt Ide
- Nominating & Governance, HR
- Independent
- Joined April 2017



Kent Larson
- SETO, Audit
- Independent
- Joined July 2022



Linda Sullivan
- Audit (Chair), SETO
- Independent
- Joined April 2017



Mahvash Yazdi
- HR (Chair), SETO
- Independent
- Joined December 2019



Jeff Yingling
- Nominating & Governance (Chair), Audit
- Independent
- Joined October 2019

4

Strong Executive Team 5 Brian Bird • President and Chief Executive Officer • Current position since 2023 Crystal Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer ’20-’21) Michael Cashell • Vice President – Transmission • Current Position since 2011 Cynthia Fang • Vice President – Regulatory • Current position since 2023 Shannon Heim • Vice President and General Counsel • Current position since 2023 Bobbi Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Bleau LaFave • Vice President – Asset Management & Business Development • Current position since June 2023 (formerly Director of Long-Term Resources) Jason Merkel • Vice President – Distribution • Current Position since 2022 John Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer ’12- ’21)

NWE’s Auditors – Deloitte & Touche LLP 6 • Independent registered public accounting firm • Deloitte provides the following services for more than 20 industries: • Risk & Financial Advisory • Audit & Assurance • Consulting • Tax • Merger & Acquisition • Artificial Intelligence and Analytics • Cloud • Deloitte and its subsidiaries have 146,000 professionals

NWE’s Board Chair 7 Dana Dykhouse • Director since January 30, 2009. • Chief Executive Officer of First PREMIER Bank in Sioux Falls, South Dakota. • Serves on the boards of directors for Junior Achievement of South Dakota, the South Dakota State University Athletic Champions Council, the Sanford Health Board of Trustees, Sanford Underground Research Facility, Build Dakota Scholarships (Board Chair), Freedom Scholarships (Board Chair), and Sioux Falls Sports Authority (Board Chair). • Selected as the 2022 Agribusiness Citizen of the Year by the Agribusiness Division of the Greater Sioux Falls (SD) Chamber of Commerce. • Resides in Sioux Falls, SD. He is a graduate of South Dakota State University. Meeting Agenda • Call to Order • Secretary’s Report • Declaration of Quorum • Statement of Business • Voting • Company Presentation • Shareholder Questions • Report of Preliminary Voting Results • Adjournment

Corporate Secretary’s Report 8 Report • Affidavit of distribution for the proxy materials • Registered holders of common stock of the Company • Establishment of a quorum

Items of Business to be Considered 9 Election of Directors • Our Board is nominating nine people to serve as directors for one year. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2024 • Our Audit, Finance and Risk Committee oversees the integrity of our accounting and financial reporting, and auditing processes. To assist with those responsibilities, the committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for 2024. Advisory Vote to Approve Named Executive Officer Compensation • Our Board will consider the guidance received by the say-on-pay vote when determining executive pay for the remainder of 2024 and beyond. Proposal No. 1 Proposal No. 2 Proposal No. 3

Electronic Voting 10 • If you have not voted: Please use the virtual meeting voting platform to cast your vote now. • If you previously voted, but want to change your vote: Please use the virtual meeting voting platform to cast your new vote now.

Forward Looking Statements 11 Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date of this document unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s 10-K and 10-Q along with other public filings with the SEC. NorthWestern Energy Group, Inc. dba: NorthWestern Energy Ticker: NWE Trading on Nasdaq www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer (605) 978-2967 travis.meyer@northwestern.com Company Information Brian Bird President & CEO

Guiding Principles 12

NWE – An Investment for the Long Term

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~55% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Earnings & Cash Flow

- Approved Montana electric & natural gas and South Dakota electric rate reviews aid earnings, cash flow, and balance sheet strength
- History of consistent annual dividend growth

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program focus on reliability, capacity, asset life and compliance
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target 4%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend long-term payout ratio of 60%-70%
- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater

Best Practices Corporate Governance

America's Most Responsible Companies 2023 Newsweek statista

50/50 Women on Boards 3+

Corporate Governance Awards 2019 corporatesecretary

Moody's Investors Service

5th Best Governance Score

America's Greatest Workplaces 2023 Newsweek Plant-A Insights Group

Recognized as one of America's Greatest Workplaces

13

About Our Company 14 775,300 Customers 1,573 Employees 337 Communities in Montana and South Dakota with electric service MT – 221 (127 electric only / 94 combo) SD – 116 (75 electric only / 41 combo) 202 Communities in Montana, South Dakota and Nebraska with gas service MT – 118 (24 gas only / 94 combo) SD – 80 (39 gas only / 41 combo) NE – 4 gas communities “Everything works – and will continue to work – as long as we have electricity. It’s what keeps the lights on, the oxygen flowing, the information going. Everything is the grid, the grid, the grid.” - Peggy Noonan Wall Street Journal Columnist

About NorthWestern 15 Montana Operations Electric 405,500 customers 127 electric only communities and 94 combo communities 25,274 miles – transmission & distribution lines 887 MW maximum capacity owned power generation Natural Gas 212,100 customers 24 gas only communities and 94 combo communities 7,390 miles of transmission and distribution pipeline 17.85 Bcf of gas storage capacity Own 31.5 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 43,100 customers 4 communities 826 miles of distribution pipeline Data as of 12/31/2023 South Dakota Operations Electric 64,800 customers 75 electric only communities and 41 combo communities 3,675 miles – transmission & distribution lines 446 MW nameplate owned power generation Natural Gas 49,800 customers 39 gas only communities and 41 combo communities 1,802 miles of transmission and distribution pipeline

The NorthWestern Value Proposition

~5% Dividend Yield

+

<u>Base Capital Plan:</u>
4%-6% EPS Growth

2024-2028 Capital Investment
($ Millions)



Generation: $440 million
Transmission: $1,021 million
Distribution: $798 million
Electric Generation Maintenance $297
Generation Build
Electric Transmission $622
Gas Transmission $399
Common
Electric Distribution $622
Gas Distribution $176
$2.5 Billion

=

9%-11% Total Growth

+

<u>Incremental Opportunities:</u>
6% + EPS Growth

- ✓ **FERC Transmission**
- ✓ **Incremental generating capacity** (subject to successful resource procurement bids)
- ✓ **Qualifying Facility and / or Power Purchase Agreement buyouts**
- ✓ **Electrification supporting economic development**

=

11%+ Total Growth

Nearly $2.5 billion of highly executable and low-risk capital investment forecasted over the next five years.

This investment is expected to drive annualized earnings and rate base growth of approximately 4% - 6%.

See slide titled "Affirming Guidance and Growth Rate Targets" for additional information.

16

NorthWestern's Combo Advantage

✓ **Combination electric & natural gas provider in Montana & South Dakota**
- *Targeting best-in-class Customer Experience*
- *Opportunity to invest in critical Capacity expansion (supply & transmission)*
- *Continued Grid Evolution to improve resiliency and enhance wildfire mitigation efforts*
- *Transforming our Digital Platform to enhance cyber-security & technology solutions*

✓ **Natural hedge between natural gas to electric conversions**

✓ **Primarily residential with commercial & industrial customers across many industries**

Natural Gas

- Investment in production*, transmission & distribution
- Extreme winters necessitate economical gas heating
- Energy Choice (*Ban the Ban*) laws in MT & SD
- Access to low & less volatile natural gas pricing
  - AECO & Henry Hub (Ventura)


U.S. Natural Gas Trading Hubs
2021-2023 Price Range ($/MMBTU)
Henry
AECO
Cheyenne
Opal
Malin
Kingsgate
Stanfield
Sumas
$-
$50
$100
$150
$200
(Dollars per MMBTU)

Proven reserves only, no exploration

Electric

- Investment in generation, transmission & distribution
- Highly diverse & carbon-free electric supply portfolio
- Broad footprint spanning multiple reliability & transmission regions / organizations
- Growing regional capacity deficit requiring investment


Installed Nameplate Coal Capacity (MW)
8,000
6,000
4,000
2,000
0
-2,000
-4,000
-6,000
Operating
Retired
2018
2019
2020
- North Valmy 1
- Colstrip 1, 2
- Boardman
- Centralia 1
- Jim Bridger 1
- Centralia 2
- North Valmy 2
- Jim Bridger 2

17

A Diversified Electric and Gas Utility 18 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Over $4.8 billion of rate base investment to serve our customers Data as reported in our 2023 10-K (1) Utility Margin is a non-GAAP Measure. See appendix for additional disclosure. * Reflects settled filings in Montana and South Dakota. ($Millions) 1 1

Highly Carbon-Free Portfolio


Black Eagle Power House




2023 Electric Generation Portfolio - Total NWE
55%
Carbon-Free
Wind Contracted 17.3%
Wind Owned 4.9%
Contracted Coke & Waste Tailings 9.2%
Natural Gas Contracted 1.3%
Natural Gas / Other Owned 7.9%
Coal Owned 26.5%
Hydro Owned 28.7%
Hydro Contracted 1.2%
Solar Contracted 3.0%

2023 Delivered megawatt hours

(percent carbon-free)

NorthWestern: 55%

National Average: 41%

Based on Owned and long-term contracted resources
Source: U.S. Energy Information Administration – form EIA.gov
Table 7.2b Electric Net Generation: U.S. Electric Power Sector 2023
Note: NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.


NorthWestern Energy - 2023 Electric Portfolio
55% Carbon-Free Electricity Portfolio from Owned and Long-Term Contract Resources - Based on MWh's


U.S. Electric Utilities - 2023 Net Electric Generation
41% Carbon-Free - U.S. Electric Utilities Net Generation - Based on MWh's

Source: EIA.gov Table 7.2b Electric Net Generation: U.S. Electric Power Sector - 2023

19

Strong Utility Foundation 20 Solid and generally improving JD Power Overall Customer Satisfaction Scores Solid electric system reliability Residential rates below national average* Better than average natural gas leaks per mile *NWE rates as of 7/1/2023 (Electric) and December 2023 (Natural Gas) Electric source: Edison Electric Institute Typical Bills and Average Rates Report, Summer (July) 2023 Natural Gas source: US EIA - Monthly residential supply and delivery rates as of December 2023

Hard Assets Providing Real Value 21 Compound Annual Growth Rates (CAGR) 2009 – 2023 Net PPE (Gross Property Plant and Equipment less Accumulated Depreciation): 8.35% Market Cap (Equity shares outstanding times stock price): 8.97% Enterprise Value (Market Cap plus debt outstanding): 8.20% We believe continued investment in our system to provide safe, reliable, affordable and environmentally responsible energy service for our customers will provide ongoing value for our investors.

Maintaining Affordability for Our Customers 22 NorthWestern’s typical electric and natural gas bills are below national average even considering the significant burden of Montana property tax increases and recent severe price pressures, especially for market prices of energy, that have impacted customer rates. ** Electric - EEI Typical Bills and Average Summer and Winter Rates Report (2008-2023) *** Natural Gas - EIA U.S. Price of Natural Gas Delivered to Residential Customers (2008- Nov. 2023)

$2.5 billion of highly-executable and low-risk capital investment Regulated Utility Five-Year Capital Forecast 23

Best Practices Governance 24 America’s Most Responsible Companies Recognized by Newsweek as one of the most responsible companies in 2023. One of only eleven EEI member utilities selected. Board of Directors Executive Team 5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody’s Investment Services for Best Governance Practices. Diverse Leadership 2023 CEO Pay Ratio to Average Employee Salary NWE 23:1 U.S. Utilities 12 Member Peer Average in ‘22 Group Average in ‘22 66:1 40:1 Performance-Based CEO Pay to Peers1 75% Recent Governance Recognition America’s Greatest Workplaces Recognized by Newsweek as one of America’s greatest workplaces in 2023. 20 / 20 – Women on Boards Recognized for gender diversity on its board of directors by 2022 Women on Boards. Currently four of the company’s ten directors are female. Edison Electric Institute Emergency Response Award recipient Recognized for our restoration response for both the May 2022 derecho in South Dakota and the historic flooding in Montana & Yellowstone National Park in June 2022. 1) Peer data based on 2022 pay

Montana Wildfire Mitigation Plan



Reduction of Ignition Potential	System and Environmental Monitoring	Enhanced Vegetation Maintenance	Enriched Public Communication and Outreach

- ✓ **Former plan filed in 2022 with the Montana general rate review**
  - Approved settlement provides enhancement to former wildfire mitigation efforts by allowing incremental operating expense of up to approximately $95 million over a five-year period for future recovery.

- ✓ **Key elements of the plan, driven by risk analysis include:**
  - Situational Awareness
  - Operational Practice
  - System Preparedness
  - Vegetation Management
  - Public Communication


NORTHWESTERN ENERGY'S
WILDFIRE MITIGATION PLAN
NorthWestern
Version 2.0 Coming Soon

Our operational practice includes situationally performing power shutdowns and adjusting system operating protocols during periods of heightened wildfire risk. Power shutdown considerations include environmental conditions, system performance and mitigating any potential impacts of an outage to customers and emergency services.

NorthWestern's Public Safety Power Shutoff (PSPS) plan is expected to be formalized and available for implementation for the 2024 Montana wild fire season (second quarter).

25

2023 - Year in Review 26 Recognized by Newsweek as one of “America’s Most Responsible Companies” Operational performance • One of our best safety years on record! • Maintained safe and reliable service while reaching new all-time system peaks for both electric (Montana & South Dakota) and natural gas (Montana & Nebraska) systems in 2023. • Best electric reliability performance for System Average Interruption Duration Index (SAIDI) excluding major events days (MED’s) at 88.8 minutes, 17% better than our previous record in 2016 and placing us in the first quartile among other utilities. • Recognized by Newsweek as America’s Greatest Workplaces as well as America’s Most Responsible Companies in 2023.  Regulatory execution • Unanimous approval of multi-party rate review settlements in Montana (electric & natural gas) and South Dakota (electric).  Safely completed a record level of capital investment • Over $560 million of capital work completed in 2023.  Managing risk • Completed holding company reorganization on Jan. 1, 2024. • Announced zero-dollar acquisition of 222 megawatts of Colstrip capacity required to meet customer capacity requirements through 2029.  Commitment to sustainability • Affirmed our Net Zero by 2050 target.  Celebrated 100 Powerful Years!

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows 27

Question and Answer 28 • Please submit questions through the virtual annual meeting website. • We will edit profanity or other inappropriate language. • Questions must: • Be pertinent to meeting matters • Be appropriate • Comply with the meeting rules of conduct • We will answer as many questions as time permits. We will edit profanity or other inappropriate language. Questions must: • be pertinent to meeting matters. • comply with the meeting rules of conduct.

Preliminary Results 29 1. Election of Directors 2. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2024 3. Advisory Vote to Approve Named Executive Officer Compensation   

Thank youDelivering a bright future 30